RenaissanceRe Holdings Ltd.

Financial Supplement

December 31, 2011

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
441-295-4513

Media:
Kekst and Company
Peter Hill or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Unit Underwriting Results	6-7
d.	Gross Premiums Written and Managed Premiums	8-9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Investment Income (Loss)	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings (Loss) per Share	21
b.	Equity in (Losses) Earnings of Other Ventures	22
c.	Other (Loss) Income	22
d.	Ratings	23

Comments on Regulation G		24-25

RenaissanceRe Holdings Ltd.
Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 and 25 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company's Bermuda-based insurance operations.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Twelve months ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Highlights
Gross premiums written	$42,970	$31,201	$1,434,976	$1,165,295
Net premiums written	29,193	30,165	1,012,773	848,965
Net premiums earned	199,109	189,742	951,049	864,921
Net claims and claim expenses incurred	3,551	(27,128)	861,179	129,345
Underwriting income (loss)	127,089	152,185	(177,172)	474,573
Net investment income	52,331	52,503	118,000	203,955
Net income (loss) available (attributable) to RenaissanceRe common shareholders	81,771	122,575	(92,235)	702,613
Net realized and unrealized gains (losses) on investments	23,920	(66,149)	70,668	144,444
Net other-than-temporary impairments	(103)	—	(552)	(829)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	57,954	189,077	(162,393)	536,394
Total assets	$7,744,912	$8,138,278	$7,744,912	$8,138,278
Total shareholders' equity attributable to RenaissanceRe	$3,605,193	$3,936,325	$3,605,193	$3,936,325
Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$1.58	$2.23	$(1.84)	$12.31
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1) (2)	$1.11	$3.47	$(3.22)	$9.32
Dividends per common share	$0.26	$0.25	$1.04	$1.00
Book value per common share	$59.27	$62.58	$59.27	$62.58
Adjustment for goodwill and other intangibles (1)	(0.82)	(2.03)	(0.82)	(2.03)
Tangible book value per common share (1)	58.45	60.55	58.45	60.55
Accumulated dividends per common share	10.92	9.88	10.92	9.88
Tangible book value per common share plus accumulated dividends (1)	$69.37	$70.43	$69.37	$70.43
Financial ratios
Net claims and claim expense ratio - current accident year	19.1%	24.0%	104.4%	49.9%
Net claims and claim expense ratio - prior accident years	(17.3)%	(38.3)%	(13.8)%	(34.9)%
Net claims and claim expense ratio - calendar year	1.8%	(14.3)%	90.6%	15.0%
Underwriting expense ratio	34.4%	34.1%	28.0%	30.1%
Combined ratio	36.2%	19.8%	118.6%	45.1%
Operating return on average common equity - annualized (1)	7.7%	22.5%	(5.3)%	16.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenues
Gross premiums written	$42,970	$139,938	$641,563	$610,505	$31,201
Net premiums written	$29,193	$103,010	$427,995	$452,575	$30,165
Decrease (increase) in unearned premiums	169,916	126,214	(210,820)	(147,034)	159,577
Net premiums earned	199,109	229,224	217,175	305,541	189,742
Net investment income (loss)	52,331	(27,940)	33,328	60,281	52,503
Net foreign exchange (losses) gains	(400)	(2,650)	(4,521)	660	(4,646)
Equity in (losses) earnings of other ventures	(22,702)	4,794	5,128	(23,753)	(10,390)
Other (loss) income	(43,648)	(2,015)	(5,167)	50,145	26,032
Net realized and unrealized gains (losses) on investments	23,920	16,983	34,979	(5,214)	(66,149)
Total other-than-temporary impairments	(132)	(498)	—	—	—
Portion recognized in other comprehensive income, before taxes	29	49	—	—	—
Net other-than-temporary impairments	(103)	(449)	—	—	—
Total revenues	208,507	217,947	280,922	387,660	187,092
Expenses
Net claims and claim expenses incurred	3,551	77,830	151,261	628,537	(27,128)
Acquisition expenses	25,101	26,057	13,883	32,335	18,803
Operational expenses	43,368	42,169	42,299	41,830	45,882
Corporate expenses	8,607	3,582	4,011	2,064	4,744
Interest expense	5,721	5,722	5,730	6,195	6,303
Total expenses	86,348	155,360	217,184	710,961	48,604
Income (loss) from continuing operations before taxes	122,159	62,587	63,738	(323,301)	138,488
Income tax (expense) benefit	(2,945)	1,435	1,773	52	(196)
Income (loss) from continuing operations	119,214	64,022	65,511	(323,249)	138,292
Income (loss) from discontinued operations	(3,305)	(965)	(10,094)	(1,526)	11,108
Net income (loss)	115,909	63,057	55,417	(324,775)	149,400
Net (income) loss attributable to noncontrolling interests	(25,388)	(5,044)	(21,903)	85,492	(16,432)
Net income (loss) attributable to RenaissanceRe	90,521	58,013	33,514	(239,283)	132,968
Dividends on preference shares	(8,750)	(8,750)	(8,750)	(8,750)	(10,393)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$81,771	$49,263	$24,764	$(248,033)	$122,575

Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$1.66	$0.98	$0.68	$(4.66)	$2.04
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.07)	(0.02)	(0.20)	(0.03)	0.21
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$1.59	$0.96	$0.48	$(4.69)	$2.25
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	1.64	0.97	$0.68	$(4.66)	$2.02
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.06)	(0.02)	(0.20)	(0.03)	0.21
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$1.58	$0.95	$0.48	$(4.69)	$2.23

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$1.11	$0.62	$(0.21)	$(4.59)	$3.47
Operating return on average common equity - annualized (1)	7.7%	4.4%	(1.4)%	(30.7)%	22.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Twelve months ended
	December 31, 2011	December 31, 2010
Revenues
Gross premiums written	$1,434,976	$1,165,295
Net premiums written	$1,012,773	$848,965
(Increase) decrease in unearned premiums	(61,724)	15,956
Net premiums earned	951,049	864,921
Net investment income	118,000	203,955
Net foreign exchange losses	(6,911)	(17,126)
Equity in losses of other ventures	(36,533)	(11,814)
Other (loss) income	(685)	41,120
Net realized and unrealized gains on fixed maturity investments	70,668	144,444
Total other-than-temporary impairments	(630)	(831)
Portion recognized in other-than-temporary impairments	78	2
Net other-than-temporary impairments	(552)	(829)
Total revenues	1,095,036	1,224,671
Expenses
Net claims and claim expenses incurred	861,179	129,345
Acquisition expenses	97,376	94,961
Operational expenses	169,666	166,042
Corporate expenses	18,264	20,136
Interest expense	23,368	21,829
Total expenses	1,169,853	432,313
(Loss) income from continuing operations before taxes	(74,817)	792,358
Income tax benefit	315	6,124
(Loss) income from continuing operations	(74,502)	798,482
(Loss) income from discontinued operations	(15,890)	62,670
Net (loss) income	(90,392)	861,152
Net loss (income) attributable to noncontrolling interests	33,157	(116,421)
Net (loss) income attributable (available) to RenaissanceRe	(57,235)	744,731
Dividends on preference shares	(35,000)	(42,118)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(92,235)	$702,613

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - basic	$(1.53)	$11.28
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.31)	1.14
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(1.84)	$12.42
(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(1.53)	$11.18
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	(0.31)	1.13
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(1.84)	$12.31

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share (1)	$(3.22)	$9.32
Operating return on average common equity - annualized (1)	(5.3)%	16.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2011
	Reinsurance	Lloyd's	Insurance	Eliminations	Total
Gross premiums written	$19,290	$23,711	$(31)	$—	$42,970
Net premiums written	$7,332	$21,671	$190		$29,193
Net premiums earned	$176,124	$22,682	$303		$199,109
Net claims and claim expenses incurred	(13,484)	19,976	(2,941)		3,551
Acquisition expenses	20,791	4,252	58		25,101
Operational expenses	33,525	9,565	278		43,368
Underwriting income (loss)	$135,292	$(11,111)	$2,908		$127,089

Net claims and claim expenses incurred - current accident year	$18,484	$19,754	$(129)		$38,109
Net claims and claim expenses incurred - prior accident years	(31,968)	222	(2,812)		(34,558)
Net claims and claim expenses incurred - total	$(13,484)	$19,976	$(2,941)		$3,551

Net claims and claim expense ratio - current accident year	10.5%	87.1%	(42.6)%		19.1%
Net claims and claim expense ratio - prior accident years	(18.2)%	1.0%	(928.0)%		(17.3)%
Net claims and claim expense ratio - calendar year	(7.7)%	88.1%	(970.6)%		1.8%
Underwriting expense ratio	30.9%	60.9%	110.9%		34.4%
Combined ratio	23.2%	149.0%	(859.7)%		36.2%

	Three months ended December 31, 2010
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$17,940	$8,582	$1,309	$3,370	$31,201
Net premiums written	$15,752	$9,067	$5,346		$30,165
Net premiums earned	$192,441	$12,624	$(15,323)		$189,742
Net claims and claim expenses incurred	(27,291)	7,650	(7,487)		(27,128)
Acquisition expenses	14,890	3,102	811		18,803
Operational expenses	36,467	7,504	1,911		45,882
Underwriting income (loss)	$168,375	$(5,632)	$(10,558)		$152,185

Net claims and claim expenses incurred - current accident year	$38,420	$7,671	$(523)		$45,568
Net claims and claim expenses incurred - prior accident years	(65,711)	(21)	(6,964)		(72,696)
Net claims and claim expenses incurred - total	$(27,291)	$7,650	$(7,487)		$(27,128)

Net claims and claim expense ratio - current accident year	20.0%	60.8%	3.4%		24.0%
Net claims and claim expense ratio - prior accident years	(34.2)%	(0.2)%	45.4%		(38.3)%
Net claims and claim expense ratio - calendar year	(14.2)%	60.6%	48.8%		(14.3)%
Underwriting expense ratio	26.7%	84.0%	(17.8)%		34.1%
Combined ratio	12.5%	144.6%	31.0%		19.8%

(1)
Represents $0.7 million and $2.7 million of gross premiums ceded from the Insurance segment to the Reinsurance segment and from the Insurance segment to the Lloyd's segment, respectively, for the three months ended December 31, 2010.

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Twelve months ended December 31, 2011
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,323,187	$111,584	$282	$(77)	$1,434,976
Net premiums written	$913,499	$98,617	$657		$1,012,773
Net premiums earned	$873,088	$76,386	$1,575		$951,049
Net claims and claim expenses incurred	783,704	73,259	4,216		861,179
Acquisition expenses	82,978	14,031	367		97,376
Operational expenses	131,251	36,732	1,683		169,666
Underwriting loss	$(124,845)	$(47,636)	$(4,691)		$(177,172)

Net claims and claim expenses incurred - current accident year	$920,602	$72,781	$(215)		$993,168
Net claims and claim expenses incurred - prior accident years	(136,898)	478	4,431		(131,989)
Net claims and claim expenses incurred - total	$783,704	$73,259	$4,216		$861,179

Net claims and claim expense ratio - current accident year	105.4%	95.3%	(13.7)%		104.4%
Net claims and claim expense ratio - prior accident years	(15.6)%	0.6%	281.4%		(13.8)%
Net claims and claim expense ratio - calendar year	89.8%	95.9%	267.7%		90.6%
Underwriting expense ratio	24.5%	66.5%	130.1%		28.0%
Combined ratio	114.3%	162.4%	397.8%		118.6%

	Twelve months ended December 31, 2010
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,123,619	$66,209	$2,585	$(27,118)	$1,165,295
Net premiums written	$809,719	$61,189	$(21,943)		$848,965
Net premiums earned	$838,790	$50,204	$(24,073)		$864,921
Net claims and claim expenses incurred	113,804	25,676	(10,135)		129,345
Acquisition expenses	77,954	10,784	6,223		94,961
Operational expenses	129,990	24,837	11,215		166,042
Underwriting income (loss)	$517,042	$(11,093)	$(31,376)		$474,573

Net claims and claim expenses incurred - current accident year	$399,823	$25,873	$5,780		$431,476
Net claims and claim expenses incurred - prior accident years	(286,019)	(197)	(15,915)		(302,131)
Net claims and claim expenses incurred - total	$113,804	$25,676	$(10,135)		$129,345

Net claims and claim expense ratio - current accident year	47.7%	51.5%	(24.0)%		49.9%
Net claims and claim expense ratio - prior accident years	(34.1)%	(0.4)%	66.1%		(34.9)%
Net claims and claim expense ratio - calendar year	13.6%	51.1%	42.1%		15.0%
Underwriting expense ratio	24.8%	71.0%	(72.4)%		30.1%
Combined ratio	38.4%	122.1%	(30.3)%		45.1%

(1)
Represents $0.1 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the twelve months ended December 31, 2011 (2010 - $9.5 million, $17.4 million and $0.2 million of gross premiums ceded from the Insurance segment to the Reinsurance segment, from the Insurance segment to the Lloyd's segment and from the Reinsurance segment to the Lloyd's segment, respectively).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended December 31, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$(1,845)	$21,135	$19,290
Net premiums written	$(13,350)	$20,682	$7,332
Net premiums earned	$139,505	$36,619	$176,124
Net claims and claim expenses incurred	237	(13,721)	(13,484)
Acquisition expenses	16,224	4,567	20,791
Operational expenses	25,468	8,057	33,525
Underwriting income	$97,576	$37,716	$135,292

Net claims and claim expenses incurred - current accident year	$26,857	$(8,373)	$18,484
Net claims and claim expenses incurred - prior accident years	(26,620)	(5,348)	(31,968)
Net claims and claim expenses incurred - total	$237	$(13,721)	$(13,484)

Net claims and claim expense ratio - current accident year	19.3%	(22.9)%	10.5%
Net claims and claim expense ratio - prior accident years	(19.1)%	(14.6)%	(18.2)%
Net claims and claim expense ratio - calendar year	0.2%	(37.5)%	(7.7)%
Underwriting expense ratio	29.9%	34.5%	30.9%
Combined ratio	30.1%	(3.0)%	23.2%

	Three months ended December 31, 2010
	Catastrophe	Specialty	Total
Gross premiums written	$(7,707)	$25,647	$17,940
Net premiums written	$(8,496)	$24,248	$15,752
Net premiums earned	$158,481	$33,960	$192,441
Net claims and claim expenses incurred	(27,362)	71	(27,291)
Acquisition expenses	10,873	4,017	14,890
Operational expenses	29,226	7,241	36,467
Underwriting income	$145,744	$22,631	$168,375

Net claims and claim expenses incurred - current accident year	$21,648	$16,772	$38,420
Net claims and claim expenses incurred - prior accident years	(49,010)	(16,701)	(65,711)
Net claims and claim expenses incurred - total	$(27,362)	$71	$(27,291)

Net claims and claim expense ratio - current accident year	13.7%	49.4%	20.0%
Net claims and claim expense ratio - prior accident years	(31.0)%	(49.2)%	(34.2)%
Net claims and claim expense ratio - calendar year	(17.3)%	0.2%	(14.2)%
Underwriting expense ratio	25.3%	33.2%	26.7%
Combined ratio	8.0%	33.4%	12.5%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Twelve months ended December 31, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$1,177,296	$145,891	$1,323,187
Net premiums written	$773,560	$139,939	$913,499
Net premiums earned	$737,545	$135,543	$873,088
Net claims and claim expenses incurred	770,350	13,354	783,704
Acquisition expenses	62,882	20,096	82,978
Operational expenses	100,932	30,319	131,251
Underwriting (loss) income	$(196,619)	$71,774	$(124,845)

Net claims and claim expenses incurred - current accident year	$829,487	$91,115	$920,602
Net claims and claim expenses incurred - prior accident years	(59,137)	(77,761)	(136,898)
Net claims and claim expenses incurred - total	$770,350	$13,354	$783,704

Net claims and claim expense ratio - current accident year	112.5%	67.2%	105.4%
Net claims and claim expense ratio - prior accident years	(8.1)%	(57.3)%	(15.6)%
Net claims and claim expense ratio - calendar year	104.4%	9.9%	89.8%
Underwriting expense ratio	22.3%	37.1%	24.5%
Combined ratio	126.7%	47.0%	114.3%

	Twelve months ended December 31, 2010
	Catastrophe	Specialty	Total
Gross premiums written	$994,233	$129,386	$1,123,619
Net premiums written	$685,393	$124,326	$809,719
Net premiums earned	$721,419	$117,371	$838,790
Net claims and claim expenses incurred	153,290	(39,486)	113,804
Acquisition expenses	63,889	14,065	77,954
Operational expenses	104,535	25,455	129,990
Underwriting income	$399,705	$117,337	$517,042

Net claims and claim expenses incurred - current accident year	$310,748	$89,075	$399,823
Net claims and claim expenses incurred - prior accident years	(157,458)	(128,561)	(286,019)
Net claims and claim expenses incurred - total	$153,290	$(39,486)	$113,804

Net claims and claim expense ratio - current accident year	43.1%	75.9%	47.7%
Net claims and claim expense ratio - prior accident years	(21.9)%	(109.5)%	(34.1)%
Net claims and claim expense ratio - calendar year	21.2%	(33.6)%	13.6%
Underwriting expense ratio	23.4%	33.6%	24.8%
Combined ratio	44.6%	—%	38.4%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Reinsurance Segment
Renaissance catastrophe premiums	$(652)	$64,317	$366,929	$311,642	$(3,273)
Renaissance specialty premiums	21,117	25,614	23,066	74,395	25,647
Total Renaissance premiums	20,465	89,931	389,995	386,037	22,374
DaVinci catastrophe premiums	(1,193)	32,900	216,317	187,036	(4,434)
DaVinci specialty premiums	18	(20)	1,092	609	—
Total DaVinci premiums	(1,175)	32,880	217,409	187,645	(4,434)
Total catastrophe unit premiums	(1,845)	97,217	583,246	498,678	(7,707)
Total specialty unit premiums	21,135	25,594	24,158	75,004	25,647
Total Reinsurance segment gross premiums written	$19,290	$122,811	$607,404	$573,682	$17,940

Lloyd's Segment
Specialty	$22,570	$14,290	$17,546	$29,235	$10,983
Catastrophe	1,141	2,837	16,580	7,385	309
Insurance	—	—	—	—	(2,710)
Total Lloyd's segment gross premiums written	$23,711	$17,127	$34,126	$36,620	$8,582

Insurance Segment
Commercial property	$(31)	$—	$33	$280	$926
Personal lines property	—	—	—	—	383
Total Insurance segment gross premiums written	$(31)	$—	$33	$280	$1,309

Managed Premiums (1)
Total catastrophe unit gross premiums written	$(1,845)	$97,217	$583,246	$498,678	$(7,707)
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,497	12,379	19,079	22,528	2,507
Catastrophe premiums written in the Lloyd's unit	1,141	2,837	16,580	7,385	309
Catastrophe premiums assumed from the Insurance segment	—	—	—	—	660
Total managed catastrophe premiums (1)	$793	$112,433	$618,905	$528,591	$(4,231)
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Twelve months ended
	December 31, 2011	December 31, 2010
Reinsurance Segment
Renaissance catastrophe premiums	$742,236	$630,080
Renaissance specialty premiums	144,192	126,848
Total Renaissance premiums	886,428	756,928
DaVinci catastrophe premiums	435,060	364,153
DaVinci specialty premiums	1,699	2,538
Total DaVinci premiums	436,759	366,691
Total catastrophe unit premiums	1,177,296	994,233
Total specialty unit premiums	145,891	129,386
Total Reinsurance segment gross premiums written	$1,323,187	$1,123,619

Lloyd's Segment
Specialty	$83,641	$34,065
Catastrophe	27,943	14,724
Insurance	—	17,420
Total Lloyd's segment gross premiums written	$111,584	$66,209

Insurance Segment
Commercial property	$282	$2,093
Personal lines property	—	492
Total Insurance segment gross premiums written	$282	$2,585

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,177,296	$994,233
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	55,483	47,546
Catastrophe premiums written in the Lloyd's unit	27,943	14,724
Catastrophe premiums assumed from the Insurance segment	—	(9,481)
Total managed catastrophe premiums (1)	$1,260,722	$1,047,022
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenues
Gross premiums written	$(1,175)	$32,880	$217,409	$187,645	$(4,434)
Net premiums written	$(3,264)	$22,673	$174,427	$167,982	$(4,433)
Decrease (increase) in unearned premiums	74,533	58,063	(92,821)	(51,160)	79,052
Net premiums earned	71,269	80,736	81,606	116,822	74,619
Net investment income (loss)	9,501	(700)	6,189	6,974	6,725
Net foreign exchange (losses) gains	(461)	(1,194)	(1,126)	875	(1,499)
Other (loss) income	(799)	(1,032)	(230)	11,037	254
Net realized and unrealized gains (losses) on fixed maturity investments	5,915	(4,871)	10,339	(753)	(16,280)
Total revenues	85,425	72,939	96,778	134,955	63,819
Expenses
Net claims and claim expenses incurred	12,566	35,332	61,911	284,281	7,561
Acquisition expenses	16,450	14,916	(11,905)	(1,054)	16,254
Operational and corporate expenses	10,655	11,655	6,059	4,490	10,522
Interest expense	1,936	1,873	1,907	469	574
Total expenses	41,607	63,776	57,972	288,186	34,911
Net income (loss)	43,818	9,163	38,806	(153,231)	28,908
Net (income) loss attributable to redeemable noncontrolling interest	(91)	(22)	(81)	305	(59)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$43,727	$9,141	$38,725	$(152,926)	$28,849

Net claims and claim expenses incurred - current accident year	$24,413	$33,096	$66,248	$291,227	$18,219
Net claims and claim expenses incurred - prior accident years	(11,847)	2,236	(4,337)	(6,946)	(10,658)
Net claims and claim expenses incurred - total	$12,566	$35,332	$61,911	$284,281	$7,561

Net claims and claim expense ratio - current accident year	34.3%	41.0%	81.2%	249.3%	24.4%
Net claims and claim expense ratio - prior accident years	(16.7)%	2.8%	(5.3%)	(6.0%)	(14.3%)
Net claims and claim expense ratio - calendar year	17.6%	43.8%	75.9%	243.3%	10.1%
Underwriting expense ratio	38.1%	32.9%	(7.2%)	3.0%	35.9%
Combined ratio	55.7%	76.7%	68.7%	246.3%	46.0%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Twelve months ended
	December 31, 2011	December 31, 2010
Revenues
Gross premiums written	$436,759	$366,691
Net premiums written	$361,818	$326,103
(Increase) decrease in unearned premiums	(11,385)	5,222
Net premiums earned	350,433	331,325
Net investment income	21,964	31,186
Net foreign exchange losses	(1,906)	(3,531)
Other income	8,976	7
Net realized and unrealized gains on fixed maturity investments	10,630	34,886
Net other-than-temporary impairments	—	(648)
Total revenues	390,097	393,225
Expenses
Net claims and claim expenses incurred	394,090	92,230
Acquisition expenses	18,407	65,384
Operational and corporate expenses	32,859	34,653
Interest expense	6,185	2,029
Total expenses	451,541	194,296
Net (loss) income	(61,444)	198,929
Net loss (income) attributable to redeemable noncontrolling interest	111	(402)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(61,333)	$198,527

Net claims and claim expenses incurred - current accident year	$414,984	$142,072
Net claims and claim expenses incurred - prior accident years	(20,894)	(49,842)
Net claims and claim expenses incurred - total	$394,090	$92,230

Net claims and claim expense ratio - current accident year	118.4%	42.9%
Net claims and claim expense ratio - prior accident years	(5.9)%	(15.1)%
Net claims and claim expense ratio - calendar year	112.5%	27.8%
Underwriting expense ratio	14.6%	30.2%
Combined ratio	127.1%	58.0%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Assets
Fixed maturity investments trading, at fair value	$4,291,465	$3,687,669	$3,864,205	$3,678,549	$3,871,780
Fixed maturity investments available for sale, at fair value	142,052	149,969	202,769	232,320	244,917
Total fixed maturity investments, at fair value	4,433,517	3,837,638	4,066,974	3,910,869	4,116,697
Short term investments, at fair value	905,477	1,557,937	774,421	1,518,542	1,110,364
Equity investments trading, at fair value	50,560	45,607	32,252	12,707	—
Other investments, at fair value	748,984	736,757	839,643	782,325	787,548
Investments in other ventures, under equity method	70,714	78,071	82,197	78,623	85,603
Total investments	6,209,252	6,256,010	5,795,487	6,303,066	6,100,212
Cash and cash equivalents	216,984	235,058	237,737	252,631	277,738
Premiums receivable	471,878	695,163	933,519	574,547	322,080
Prepaid reinsurance premiums	58,522	164,547	245,676	125,722	60,643
Reinsurance recoverable	404,029	434,553	333,245	324,124	101,711
Accrued investment income	33,523	34,237	36,266	33,580	34,560
Deferred acquisition costs	43,721	71,225	90,858	56,656	35,648
Receivable for investments sold	117,117	33,791	257,075	136,943	99,226
Other assets	180,992	176,114	219,226	190,813	219,623
Goodwill and other intangibles	8,894	14,230	14,383	14,537	14,690
Assets of discontinued operations held for sale	—	2,481	2,868	2,481	872,147
Total assets	$7,744,912	$8,117,409	$8,166,340	$8,015,100	$8,138,278
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,992,354	$2,226,005	$2,170,728	$2,070,095	$1,257,843
Unearned premiums	347,655	623,596	830,939	500,165	286,183
Debt	353,620	349,224	349,201	549,178	549,155
Reinsurance balances payable	256,883	317,627	403,152	256,663	318,024
Payable for investments purchased	303,264	233,282	102,545	417,257	195,383
Other liabilities	211,369	174,424	152,853	179,717	236,310
Liabilities of discontinued operations held for sale	13,507	9,098	10,220	2,246	598,511
Total liabilities	3,478,652	3,933,256	4,019,638	3,975,321	3,441,409
Redeemable noncontrolling interest - DaVinciRe	657,727	633,112	628,001	536,717	757,655
Shareholders' Equity
Preference shares	550,000	550,000	550,000	550,000	550,000
Common shares	51,543	51,787	51,753	51,742	54,110
Additional paid-in capital	—	9,331	5,768	—	—
Accumulated other comprehensive income	11,760	11,092	18,031	19,845	19,823
Retained earnings	2,991,890	2,925,604	2,889,719	2,878,315	3,312,392
Total shareholders' equity attributable to RenaissanceRe	3,605,193	3,547,814	3,515,271	3,499,902	3,936,325
Noncontrolling interest	3,340	3,227	3,430	3,160	2,889
Total shareholders' equity	3,608,533	3,551,041	3,518,701	3,503,062	3,939,214
Total liabilities, noncontrolling interests and shareholders' equity	$7,744,912	$8,117,409	$8,166,340	$8,015,100	$8,138,278

Book value per common share	$59.27	$57.89	$57.30	$57.01	$62.58

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
TYPE OF INVESTMENT
U.S. treasuries	$885,152	14.3%	$428,865	6.9%	$454,148	7.8%	$522,006	8.3%	$761,461	12.4%
Agencies	158,561	2.6%	127,063	2.0%	189,765	3.3%	278,501	4.4%	216,963	3.6%
Non-U.S. government (Sovereign debt)	227,912	3.7%	402,288	6.4%	340,430	5.9%	243,606	3.9%	184,387	3.0%
FDIC guaranteed corporate	423,630	6.8%	183,314	2.9%	232,992	4.0%	305,745	4.9%	388,468	6.4%
Non-U.S. government-backed corporate	641,082	10.3%	594,897	9.6%	409,443	7.1%	316,618	5.0%	357,504	5.9%
Corporate	1,206,904	19.4%	1,294,442	20.7%	1,651,688	28.4%	1,523,224	24.1%	1,512,411	24.7%
Agency mortgage-backed	441,749	7.1%	363,814	5.8%	296,627	5.1%	430,192	6.8%	401,807	6.6%
Non-agency mortgage-backed	104,771	1.7%	104,541	1.7%	105,581	1.8%	35,848	0.6%	34,149	0.6%
Commercial mortgage-backed	325,729	5.2%	318,805	5.1%	340,610	5.9%	213,809	3.4%	219,440	3.6%
Asset-backed	18,027	0.3%	19,609	0.3%	45,690	0.8%	41,320	0.7%	40,107	0.7%
Total fixed maturity investments, at fair value	4,433,517	71.4%	3,837,638	61.4%	4,066,974	70.1%	3,910,869	62.1%	4,116,697	67.5%
Short term investments, at fair value	905,477	14.6%	1,557,937	24.9%	774,421	13.4%	1,518,542	24.1%	1,110,364	18.2%
Equity investments trading, at fair value	50,560	0.8%	45,607	0.7%	32,252	0.6%	12,707	0.2%	—	—%
Other investments, at fair value	748,984	12.1%	736,757	11.8%	839,643	14.5%	782,325	12.4%	787,548	12.9%
Total managed investment portfolio	6,138,538	98.9%	6,177,939	98.8%	5,713,290	98.6%	6,224,443	98.8%	6,014,609	98.6%
Investments in other ventures, under equity method	70,714	1.1%	78,071	1.2%	82,197	1.4%	78,623	1.2%	85,603	1.4%
Total investments	$6,209,252	100.0%	$6,256,010	100.0%	$5,795,487	100.0%	$6,303,066	100.0%	$6,100,212	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,023,890	23.1%	$1,099,221	28.6%	$2,197,397	54.1%	$2,284,378	58.4%	$2,531,922	61.5%
AA (1)	2,244,016	50.6%	1,607,177	41.9%	481,789	11.8%	457,769	11.7%	489,780	11.9%
A	631,479	14.2%	619,229	16.1%	790,594	19.4%	675,011	17.3%	666,497	16.2%
BBB	335,002	7.6%	329,213	8.6%	398,354	9.8%	347,766	8.9%	303,269	7.4%
Non-investment grade and not rated	199,130	4.5%	182,798	4.8%	198,840	4.9%	145,945	3.7%	125,229	3.0%
Total fixed maturity investments, at fair value	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$619,845	14.0%	$168,557	4.4%	$201,681	5.0%	$208,422	5.3%	$90,450	2.2%
Due after one through five years	2,035,383	45.9%	1,893,416	49.3%	1,986,843	48.8%	1,969,491	50.3%	2,330,181	56.6%
Due after five through ten years	742,050	16.7%	831,196	21.7%	923,919	22.7%	827,647	21.2%	827,981	20.1%
Due after ten years	145,963	3.3%	137,700	3.6%	166,023	4.1%	184,140	4.7%	172,582	4.2%
Mortgage-backed securities	872,249	19.7%	787,160	20.5%	742,818	18.3%	679,849	17.4%	655,396	15.9%
Asset-backed securities	18,027	0.4%	19,609	0.5%	45,690	1.1%	41,320	1.1%	40,107	1.0%
Total fixed maturity investments, at fair value	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.9%		2.0%		2.4%		2.1%		2.1%
Average duration of fixed maturities and short term investments	2.6		2.5		2.7		2.5		3.2

(1)
Included in the AA rating category at December 31, 2011 and September 30, 2011 is $1,467.3 million and $739.2 million, respectively, of U.S. treasuries, agencies and FDIC guaranteed corporate fixed maturity investments that were included in the AAA rating category in prior periods.

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
TYPE OF INVESTMENT
Private equity partnerships	$367,909	$345,986	$363,688	$362,717	$347,556
Senior secured bank loan funds	257,870	243,766	247,528	171,559	166,106
Catastrophe bonds	70,999	85,800	93,805	107,570	123,961
Non-U.S. fixed income funds	28,862	29,440	88,962	87,336	80,224
Hedge funds	21,344	26,810	39,753	40,616	41,005
Miscellaneous other investments	2,000	4,955	5,907	12,527	28,696
Total other investments, at fair value	$748,984	$736,757	$839,643	$782,325	$787,548

TYPE OF INVESTMENT
Private equity partnerships	49.1%	47.0%	43.3%	46.3%	44.2%
Senior secured bank loan funds	34.4%	33.1%	29.5%	21.9%	21.1%
Catastrophe bonds	9.5%	11.6%	11.2%	13.8%	15.7%
Non-U.S. fixed income funds	3.9%	4.0%	10.6%	11.2%	10.2%
Hedge funds	2.8%	3.6%	4.7%	5.2%	5.2%
Miscellaneous other investments	0.3%	0.7%	0.7%	1.6%	3.6%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Investment Income (Loss)

	Three months ended					Twelve months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Fixed maturity investments	$26,084	$11,435	$24,426	$27,913	$16,087	$89,858	$108,195
Short term investments	357	281	433	595	515	1,666	2,318
Equity investments trading	174	171	112	14	—	471	—
Other investments
Hedge funds and private equity investments	21,506	(25,702)	8,230	23,507	31,204	27,541	64,419
Other	6,458	(11,665)	2,838	10,827	7,292	8,458	39,305
Cash and cash equivalents	11	66	45	41	120	163	277
	54,590	(25,414)	36,084	62,897	55,218	128,157	214,514
Investment expenses	(2,259)	(2,526)	(2,756)	(2,616)	(2,715)	(10,157)	(10,559)
Net investment income (loss)	52,331	(27,940)	33,328	60,281	52,503	118,000	203,955

Gross realized gains	15,312	38,054	15,430	10,562	30,254	79,358	138,814
Gross realized losses	(7,787)	(6,099)	(4,156)	(12,617)	(7,267)	(30,659)	(19,147)
Net realized gains (losses) on fixed maturity investments	7,525	31,955	11,274	(2,055)	22,987	48,699	119,667
Net unrealized gains (losses) on fixed maturity investments trading	11,441	(13,007)	24,728	(3,758)	(89,136)	19,404	24,777
Net unrealized gains (losses) on equity investments trading	4,954	(1,965)	(1,023)	599	—	2,565	—
Net realized and unrealized gains (losses) on investments	23,920	16,983	34,979	(5,214)	(66,149)	70,668	144,444
Total other-than-temporary impairments	(132)	(498)	—	—	—	(630)	(831)
Portion recognized in other comprehensive income, before taxes	29	49	—	—	—	78	2
Net other-than-temporary impairments	(103)	(449)	—	—	—	(552)	(829)

Change in net unrealized gains on fixed maturity investments available for sale	697	(7,171)	(1,763)	252	(5,138)	(7,985)	(26,646)

Total investment income (loss)	$76,845	$(18,577)	$66,544	$55,319	$(18,784)	$180,131	$320,924

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2011	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$905,477	$905,477	14.8%	0.2%	$723,901	$177,247	$4,310	$—	$19	$—
		100.0%			79.9%	19.6%	0.5%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	874,969	885,152	14.5%	0.6%	—	885,152	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	142,182	143,562	2.3%	0.5%	—	143,562	—	—	—	—
Other agencies	14,804	14,999	0.2%	0.8%	—	14,999	—	—	—	—
Total agencies	156,986	158,561	2.5%	0.5%	—	158,561	—	—	—	—
Non-U.S. government (Sovereign debt)	225,335	227,912	3.7%	2.3%	130,624	54,654	17,285	16,810	7,713	826
FDIC guaranteed corporate	422,505	423,630	6.9%	0.3%	.	423,630	—	—	—	—
Non-U.S. government-backed corporate	640,892	641,082	10.5%	1.4%	598,360	39,465	3,257	—	—	—
Corporate	1,201,715	1,206,904	19.7%	4.2%	27,629	186,000	537,977	311,224	133,246	10,828
Mortgage-backed
Residential mortgage-backed
Agency securities	433,158	441,749	7.2%	1.5%	—	441,749	—	—	—	—
Non-agency securities - Prime	73,228	68,678	1.1%	8.0%	26,661	3,555	656	906	36,900	—
Non-agency securities - Alt A	36,648	36,093	0.6%	9.1%	18,732	—	6,963	781	9,617	—
Total residential mortgage-backed	543,034	546,520	8.9%	2.8%	45,393	445,304	7,619	1,687	46,517	—
Commercial mortgage-backed	313,327	325,729	5.3%	3.2%	203,857	51,250	65,341	5,281	—	—
Total mortgage-backed	856,361	872,249	14.2%	3.0%	249,250	496,554	72,960	6,968	46,517	—
Asset-backed
Credit cards	8,946	8,955	0.1%	0.8%	8,955	—	—	—	—	—
Student loans	1,323	1,287	—%	3.1%	1,287	—	—	—	—	—
Other	7,566	7,785	0.1%	0.8%	7,785	—	—	—	—	—
Total asset-backed	17,835	18,027	0.2%	0.9%	18,027	—	—	—	—	—
Total securitized assets	874,196	890,276	14.4%	2.9%	267,277	496,554	72,960	6,968	46,517	—
Total fixed maturity investments	4,396,598	4,433,517	72.2%	2.2%	1,023,890	2,244,016	631,479	335,002	187,476	11,654
		100.0%			23.1%	50.6%	14.2%	7.6%	4.2%	0.3%
Equity investments trading		50,560	0.8%		—	—	—	—	—	50,560
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		367,909	6.0%		—	—	—	—	—	367,909
Senior secured bank loan funds		257,870	4.2%		—	—	—	—	257,870	—
Catastrophe bonds		70,999	1.2%		—	—	—	—	70,999	—
Non-U.S. fixed income funds		28,862	0.5%		—	—	—	28,862	—	—
Hedge funds		21,344	0.3%		—	—	—	—	—	21,344
Miscellaneous other investments		2,000	—%		—	—	—	—	—	2,000
Total other investments		748,984	12.2%		—	—	—	28,862	328,869	391,253
		100.0%			—%	—%	—%	3.9%	43.9%	52.2%
Total managed investment portfolio		$6,138,538	100.0%		$1,747,791	$2,421,263	$635,789	$363,864	$516,364	$453,467
		100.0%			28.5%	39.4%	10.4%	5.9%	8.4%	7.4%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	December 31, 2011		December 31, 2010		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$905,477	14.8%	$1,110,364	18.4%	$(204,887)	(3.6)%
Fixed maturity investments
U.S. treasuries	885,152	14.5%	761,461	12.7%	123,691	1.8%
Agencies
Fannie Mae & Freddie Mac	143,562	2.3%	174,287	2.9%	(30,725)	(0.6)%
Other agencies	14,999	0.2%	42,676	0.7%	(27,677)	(0.5)%
Total agencies	158,561	2.5%	216,963	3.6%	(58,402)	(1.1)%
Non-U.S. government (Sovereign debt)	227,912	3.7%	184,387	3.1%	43,525	0.6%
FDIC guaranteed corporate	423,630	6.9%	388,468	6.5%	35,162	0.4%
Non-U.S. government-backed corporate	641,082	10.5%	357,504	5.9%	283,578	4.6%
Corporate	1,206,904	19.7%	1,512,411	25.1%	(305,507)	(5.4)%
Mortgage-backed
Residential mortgage-backed
Agency securities	441,749	7.2%	401,807	6.7%	39,942	0.5%
Non-agency securities - Prime	68,678	1.1%	19,591	0.3%	49,087	0.8%
Non-agency securities - Alt A	36,093	0.6%	14,558	0.2%	21,535	0.4%
Total residential mortgage-backed	546,520	8.9%	435,956	7.2%	110,564	1.7%
Commercial mortgage-backed	325,729	5.3%	219,440	3.7%	106,289	1.6%
Total mortgage-backed	872,249	14.2%	655,396	10.9%	216,853	3.3%
Asset-backed
Credit cards	8,955	0.1%	—	—%	8,955	0.1%
Student loans	1,287	—%	33,056	0.6%	(31,769)	(0.6)%
Other	7,785	0.1%	7,051	0.1%	734	—%
Total asset-backed	18,027	0.2%	40,107	0.7%	(22,080)	(0.5)%
Total securitized assets	890,276	14.4%	695,503	11.6%	194,773	2.8%
Total fixed maturity investments	4,433,517	72.2%	4,116,697	68.5%	316,820	3.7%
Equity investments trading	50,560	0.8%	—	—%	50,560	0.8%
Other investments
Private equity partnerships	367,909	6.0%	347,556	5.7%	20,353	0.3%
Senior secured bank loan funds	257,870	4.2%	166,106	2.8%	91,764	1.4%
Catastrophe bonds	70,999	1.2%	123,961	2.1%	(52,962)	(0.9)%
Non-U.S. fixed income funds	28,862	0.5%	80,224	1.3%	(51,362)	(0.8)%
Hedge funds	21,344	0.3%	41,005	0.7%	(19,661)	(0.4)%
Miscellaneous other investments	2,000	—%	28,696	0.5%	(26,696)	(0.5)%
Total other investments	748,984	12.2%	787,548	13.1%	(38,564)	(0.9)%
Total managed investment portfolio	$6,138,538	100.0%	$6,014,609	100.0%	$123,929

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

		December 31, 2011
Sector		Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	—	$586,442	$18,589	$119,673	$345,834	$80,360	$11,732	$10,254
Industrial, utilities and energy	—	214,272	—	20,826	68,698	86,224	38,524	—
Communications and technology	—	155,777	—	942	55,216	69,603	29,465	551
Consumer	—	95,112	—	6,719	31,750	33,169	23,459	15
Basic materials	—	67,422	—	—	12,381	36,735	18,298	8
Health care	—	57,990	—	28,021	15,240	3,086	11,643	—
Other	—	29,889	9,040	9,819	8,858	2,047	125	—
Total corporate fixed maturity investments, at fair value (1)		$1,206,904	$27,629	$186,000	$537,977	$311,224	$133,246	$10,828

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

		December 31, 2011
Issuer		Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.		$66,718	$1,683	$65,035
General Electric Company		47,218	—	47,218
Citigroup Inc.		45,018	—	45,018
Bank of America Corp.		34,520	—	34,520
Credit Suisse Group AG		32,958	—	32,958
Goldman Sachs Group Inc.		24,651	—	24,651
Morgan Stanley		23,561	—	23,561
Lloyds Banking Group PLC		22,516	—	22,516
HSBC Holdings PLC		22,200	—	22,200
Eksportfinans ASA		21,727	—	21,727
Total (2)		$341,087	$1,683	$339,404

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2011
Catastrophe	$681,771	$271,990	$388,147	$1,341,908
Specialty	120,189	49,840	301,589	471,618
Total Reinsurance	801,960	321,830	689,736	1,813,526
Lloyd's	17,909	14,459	55,127	87,495
Insurance	32,944	3,515	54,874	91,333
Total	$852,813	$339,804	$799,737	$1,992,354

September 30, 2011
Catastrophe	$497,889	$524,700	$539,723	$1,562,312
Specialty	113,022	52,285	333,947	499,254
Total Reinsurance	610,911	576,985	873,670	2,061,566
Lloyd's	18,114	10,558	43,676	72,348
Insurance	39,058	5,020	48,013	92,091
Total	$668,083	$592,563	$965,359	$2,226,005

June 30, 2011
Catastrophe	$406,522	$473,439	$630,651	$1,510,612
Specialty	108,613	51,439	347,795	507,847
Total Reinsurance	515,135	524,878	978,446	2,018,459
Lloyd's	10,498	10,450	39,008	59,956
Insurance	35,196	5,577	51,540	92,313
Total	$560,829	$540,905	$1,068,994	$2,170,728

March 31, 2011
Catastrophe	$156,246	$422,871	$838,360	$1,417,477
Specialty	112,092	49,221	338,671	499,984
Total Reinsurance	268,338	472,092	1,177,031	1,917,461
Lloyd's	217	14,774	36,526	51,517
Insurance	38,291	5,300	57,526	101,117
Total	$306,846	$492,166	$1,271,083	$2,070,095

December 31, 2010
Catastrophe	$173,157	$281,202	$163,021	$617,380
Specialty	102,521	60,196	350,573	513,290
Total Reinsurance	275,678	341,398	513,594	1,130,670
Lloyd's	172	6,874	12,985	20,031
Insurance	40,943	3,317	62,882	107,142
Total	$316,793	$351,589	$589,461	$1,257,843

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2011			Three months ended December 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,226,005	$434,553	$1,791,452	$1,364,225	$103,449	$1,260,776
Incurred losses and loss expenses
Current year	95,744	57,635	38,109	54,600	9,032	45,568
Prior years	(32,914)	1,644	(34,558)	(77,865)	(5,169)	(72,696)
Total incurred losses and loss expenses	62,830	59,279	3,551	(23,265)	3,863	(27,128)
Paid losses and loss expenses
Current year	246,969	55,972	190,997	23,919	15,406	8,513
Prior years	49,512	33,831	15,681	59,198	(9,805)	69,003
Total paid losses and loss expenses	296,481	89,803	206,678	83,117	5,601	77,516
Reserve for losses and loss expenses, end of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132

	Twelve months ended December 31, 2011			Twelve months ended December 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334
Incurred losses and loss expenses
Current year	1,415,144	421,976	993,168	500,836	69,360	431,476
Prior years	(144,657)	(12,668)	(131,989)	(322,414)	(20,283)	(302,131)
Total incurred losses and loss expenses	1,270,487	409,308	861,179	178,422	49,077	129,345
Paid losses and loss expenses
Current year	355,271	55,972	299,299	71,365	20,572	50,793
Prior years	180,705	51,018	129,687	193,647	10,893	182,754
Total paid losses and loss expenses	535,976	106,990	428,986	265,012	31,465	233,547
Reserve for losses and loss expenses, end of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132

20

RenaissanceRe Holdings Ltd.
Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$81,771	$49,263	$24,764	$(248,033)	$122,575
Amount allocated to participating common shareholders (1)	(1,433)	(911)	(461)	6,327	(3,107)
	$80,338	$48,352	$24,303	$(241,706)	$119,468
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	50,501	50,501	50,493	51,504	53,166
Per common share equivalents of employee stock options and restricted shares	359	472	557	—	501
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,860	50,973	51,050	51,504	53,667

Basic income (loss) per RenaissanceRe common share	$1.59	$0.96	$0.48	$(4.69)	$2.25
Diluted income (loss) per RenaissanceRe common share (2)	$1.58	$0.95	$0.48	$(4.69)	$2.23

	Twelve months ended
(common shares in thousands)	December 31, 2011	December 31, 2010
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(92,235)	$702,613
Amount allocated to participating common shareholders (1)	(990)	(17,765)
	$(93,225)	$684,848
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	50,747	55,145
Per common share equivalents of employee stock options and restricted shares	—	496
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,747	55,641

Basic (loss) income per RenaissanceRe common share	$(1.84)	$12.42
Diluted (loss) income per RenaissanceRe common share (2)	$(1.84)	$12.31

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in (Losses) Earnings of Other Ventures

	Three months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Tower Hill Companies	$(348)	$2,504	$1,216	$(449)	$(30)
Top Layer Re	(22,617)	3,688	3,967	(22,509)	(9,437)
Other	263	(1,398)	(55)	(795)	(923)
Total equity in (losses) earnings of other ventures	$(22,702)	$4,794	$5,128	$(23,753)	$(10,390)

	Twelve months ended
	December 31, 2011	December 31, 2010
Tower Hill Companies	$2,923	$1,151
Top Layer Re	(37,471)	(12,103)
Other	(1,985)	(862)
Total equity in (losses) earnings of other ventures	$(36,533)	$(11,814)

Other (Loss) Income

	Three months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Gain on sale of NBIC	$—	4,836	—	—	—
Mark-to-market on Platinum warrant	—	—	—	2,975	1,067
Gain on sale of ChannelRe	—	—	—	—	—
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(2,381)	(2,704)	(1,022)	43,521	8,448
Weather and energy risk management operations	(41,314)	(3,232)	(3,779)	3,295	15,206
Other items	47	(915)	(366)	354	1,311
Total other (loss) income	$(43,648)	$(2,015)	$(5,167)	$50,145	$26,032

	Twelve months ended
	December 31, 2011	December 31, 2010
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$37,414	$5,214
Gain on sale of NBIC	4,836	—
Mark-to-market on Platinum warrant	2,975	10,054
Gain on sale of ChannelRe	—	15,835
Weather and energy risk management operations	(45,030)	8,149
Other items	(880)	1,868
Total other (loss) income	$(685)	$41,120

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

LLOYD'S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A	—	—

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations and in the third quarter of 2010, the gain on the sale of the Company's ownership interest in ChannelRe. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Twelve months ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$81,771	$49,263	$24,764	$(248,033)	$122,575	$(92,235)	$702,613
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(23,920)	(16,983)	(34,979)	5,214	66,149	(70,668)	(144,444)
Adjustment for net other-than-temporary impairments of continuing operations	103	449	—	—	—	552	829
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	(42)	353	(42)	(6,769)
Adjustment for gain on sale of ChannelRe	—	—	—	—	—	—	(15,835)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$57,954	$32,729	$(10,215)	$(242,861)	$189,077	$(162,393)	$536,394

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$1.58	$0.95	$0.48	$(4.69)	$2.23	$(1.84)	$12.31
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(0.47)	(0.34)	(0.69)	0.10	1.23	(1.39)	(2.60)
Adjustment for net other-than-temporary impairments of continuing operations	—	0.01	—	—	—	0.01	0.02
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	0.01	—	(0.12)
Adjustment for gain on sale of ChannelRe	—	—	—	—	—	—	(0.29)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.11	$0.62	$(0.21)	$(4.59)	$3.47	$(3.22)	$9.32

Return on average common equity - annualized	10.8%	6.6%	3.3%	(31.3%)	14.6%	(3.0)%	21.7%
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(3.1)%	(2.3%)	(4.7%)	0.6%	7.9%	(2.3)%	(4.5)%
Adjustment for net other-than-temporary impairments of continuing operations	—%	0.1%	—	—	—	—	—
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—%	—%	—%	—%	—%	—%	(0.2)%
Adjustment for gain on sale of ChannelRe	—%	—%	—%	—%	—%	—%	(0.5)%
Operating return on average common equity - annualized	7.7%	4.4%	(1.4%)	(30.7%)	22.5%	(5.3)%	16.5%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company's Insurance segment. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment, and the exclusion of catastrophe premiums assumed from the Company's Insurance segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures, excluding catastrophe premiums assumed from the Company's Insurance segment.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Book value per common share	$59.27	$57.89	$57.30	$57.01	$62.58
Adjustment for goodwill and other intangibles (1)	(0.82)	(0.94)	(0.96)	(0.99)	(2.03)
Tangible book value per common share	58.45	56.95	56.34	56.02	60.55
Adjustment for accumulated dividends	10.92	10.66	10.40	10.14	9.88
Tangible book value per common share plus accumulated dividends	$69.37	$67.61	$66.74	$66.16	$70.43

Quarter change in book value per common share	2.4%	1.0%	0.5%	(8.9%)	3.3%
Quarter change in tangible book value per common share plus change in accumulated dividends	3.1%	1.5%	1.0%	(7.1%)	3.9%
Annual change in book value per common share	(5.3)%				21.1%
Annual change in tangible book value per common share plus change in accumulated dividends	(1.8)%				23.8%

(1)
At December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, goodwill and other intangibles included $33.5 million, $34.2 million, $35.4 million, $36.8 million and $38.1 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method and $Nil, $Nil, $Nil, $Nil and $57.0 million, respectively, of goodwill and intangibles included in assets of discontinued operations held for sale.

25